Employee Retirement Plan	12 Months Ended
Dec. 31, 2016
Compensation and Retirement Disclosure [Abstract]
Employee Retirement Plan
13.	Employee Retirement Plan

The Company created Aerpio’s 401(k) plan in 2015. Before then, the Company’s employees participated in Akebia’s 401(k) plan (Akebia Plan). In accordance with both Plans, all employees who have attained the age of 21 are eligible to participate in the Plan as of the first Entry Date, as defined, following the employment date. Each employee can contribute a percentage of compensation up to a maximum of the statutory limits per year. Company contributions are discretionary, and no contributions were made during 2016 and 2015.